V-ONE CORPORATION
                                          20250 CENTURY BOULEVARD
                                          SUITE 300
                                          GERMANTOWN, MD 20874
                                          (NASDAQ: VONE)




AT THE COMPANY                       AT FINANCIAL RELATIONS BOARD
--------------                       ----------------------------
Charles Griffis                      Paul Henning -- General Info (212) 661-8030
SVP, CFO and Treasurer               Elisa Mailman -- Analyst  (212) 661-8030
(301) 515-5243                       Martin Gitlin -- Media (212) 661-8030


FOR IMMEDIATE RELEASE
---------------------
March 11, 1999


                 V-ONE CORPORATION ANNOUNCES FOURTH QUARTER 1998
                 -----------------------------------------------
                               AND ANNUAL RESULTS
                               ------------------

                       REVISES REVENUE RECOGNITION POLICY

GERMANTOWN, MD -- MARCH 11, 1999 -- V-ONE Corporation (Nasdaq: VONE), the industry leader in client/server Virtual Private Network (VPN) technology, today announced financial results for the fourth quarter and year ended December 31, 1998. Revenues for the fourth quarter of 1998 rose 40% to $1,722,000 from a restated $1,227,000 in the fourth quarter of 1997. The net loss for the fourth quarter of 1998 was $2.4 million or $(0.16) per share, compared to a restated net loss of $4.4 million or $(0.34) per share for the fourth quarter of 1997.

Revenues for the year ended December 31, 1998 increased 5% to $6,260,000 from a restated $5,973,000 in 1997. The net loss for the year ended December 31, 1998 was $9.4 million or $(0.68) per share compared to a restated net loss of $10.8 million or ($0.84) per share for 1997.

The Company is revising its revenue recognition accounting from recognizing revenue upon the initial shipment of software to the distributor to recognizing the revenue when the software is deployed to an end user customer. Accordingly, the Company will restate its financial results for calendar years 1996 and 1997 as well as the first three quarters of 1998. Distributor sales represented approximately 39%, 50% and 64%, respectively, of total revenues for the years ended 1996, 1997 and 1998 on a restated basis.

David D. Dawson, Chairman, President and CEO of V-ONE Corporation, stated, "The
Company is now adopting a revenue recognition policy to more closely match our earnings with operating cash flow and better reflect the underlying business."
Mr. Dawson added, "These accounting changes do not in any way diminish our business prospects or affect our core strength as a technology leader in the VPN market."

Increasing its liquidity, V-ONE announced that it has recently obtained a $3



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million loan from the Technology Finance Division of Transamerica Business
Credit Corporation. This loan was structured as senior secured debt, with no equity provisions, which converts to a receivables based facility in six months.
Charles Griffis, Senior Vice President, Chief Financial Officer, and Treasurer said, "Following our equity financing in the fourth quarter of 1998, this loan provides additional liquidity and funding for operations. We are also exploring additional sources of permanent financing required to support current and future working capital needs."

Today's announcements follow a series of significant developments for V-ONE and the market for VPN technology:

 .  Cisco Systems, the networking leader, is including V-ONE's
   SmartGate(REGISTERED) as the VPN Extranet solution in the Cisco PIX Firewall
   Partner Program. Beginning this month, Cisco will ship its PIX Firewall with a promotional CD-ROM that allows PIX customers to seamlessly deploy a SmartGate(REGISTERED) based extranet with their PIX firewall.

 . After a rigorous selection process, one of the world's largest telecommunications companies, Ericsson, has standardized on SmartGate as the security foundation for its second generation extranet deployment. By selecting SmartGate, Ericsson will now be securely communicating with thousands of its business partners, customers and resellers worldwide through a wide variety of essential business applications.

 . Two of Motorola's business units chose V-ONE's SmartGate(REGISTERED) for use with their products. The Security Solutions unit of Motorola includes
   SmartGate(REGISTERED) in its extranet solutions offerings. In addition, Motorola's two way pager will use Air SmartGate(TM) for secure message transmittal.

 . Following a lengthy comparison of VPN products from a variety of vendors worldwide, Singapore Telecom, one of the most sophisticated telecommunications companies in the world, selected SmartGate as their VPN solution provider of choice. SmartGate also won endorsement from the National
   Computer Board of Singapore, a public agency charged with identifying best-in-class technology products for Singapore's government and business community.

 . The market research firm GigaGroup has projected VPN hardware and software product sales of $1 billion worldwide in 2001.

Providing enterprise-level security products since 1993, V-ONE Corporation's flagship product is SmartGate(REGISTERED), an award winning, client/server VPN technology. Major financial institutions, sensitive government agencies and large health care corporations use SmartGate for its integrated authentication, encryption and access control features. SmartGate is ideal for establishing secure intranets to slash remote access costs and deploying secure business-to-business VPNs in extranet environments to make meaningful electronic commerce between partners a reality. V-ONE is headquartered in Germantown, MD.
Product and security information, white papers and the company's latest news releases may be accessed via V-ONE's World Wide Web site at http://www.v-one.com.


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V-ONE Corporation
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THIS RELEASE, OTHER THAN HISTORICAL FINANCIAL INFORMATION, MAY CONSIST OF
FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE
STATEMENTS MAY DIFFER IN A MATERIAL WAY FROM ACTUAL FUTURE EVENTS. FOR INSTANCE,
FACTORS THAT COULD CAUSE RESULTS TO DIFFER FROM FUTURE EVENTS INCLUDE RAPID
RATES OF TECHNOLOGICAL CHANGE AND INTENSE COMPETITION, AMONG OTHERS. READERS ARE
ALSO REFERRED TO THE DOCUMENTS FILED BY V-ONE CORPORATION WITH THE SEC,
SPECIFICALLY THE COMPANY'S LATEST REPORT ON FORM 10-K, WHICH IDENTIFY IMPORTANT
RISK FACTORS FOR THE COMPANY. ALL PRODUCTS OR COMPANY NAMES MENTIONED ARE USED
FOR IDENTIFICATION PURPOSES ONLY AND MAY BE TRADEMARKS OF THEIR RESPECTIVE
OWNERS.

To receive V-ONE's latest news and other corporate developments via fax at no cost, call 1-800-PRO-INFO; use the Company's symbol, VONE. Or, visit The
Financial Relations Board's web site at http://www.frbinc.com.

Financial tables follow.



                                       # # #


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               -------------------------------------------------------------------------------------------
                                        V-ONE CORPORATION STATEMENT OF OPERATIONS
               -------------------------------------------------------------------------------------------

                                        Quarter ended December 31,                    Year ended December 31,
                                        --------------------------      ------------------------------------------------
                                                        1997 as                              1997 as           1996 as
                                            1998       restated(1)          1998           restated(1)       restated(1)
                                        ------------  ------------      ------------      ------------      ------------
Revenues:
    Products                            $ 1,697,011   $ 1,107,918       $ 5,798,542       $ 5,470,230       $ 5,008,523
    Consulting and services                  24,599       119,188           461,263           502,771           310,557
                                        ------------  ------------      ------------      ------------      ------------
      Total revenues                      1,721,610     1,227,106         6,259,805         5,973,001         5,319,080

Cost of revenues:
    Products                                366,561       334,781         1,623,396         1,848,871         1,969,117
    Consulting and services                    -           36,917            68,060            96,949            56,502
                                        ------------  ------------      ------------      ------------      ------------
      Total cost of revenues                366,561       371,698         1,691,456         1,945,820         2,025,619
                                        ------------  ------------      ------------      ------------      ------------

Gross profit                              1,355,049       855,408         4,568,349         4,027,181         3,293,461

Operating expenses:
    Sales and marketing                   1,713,744     2,397,413         6,071,919         7,717,640         3,914,630
    General and administrative              992,842     1,370,469         3,896,210         3,699,278         4,879,940
    Research and development                920,431       899,541         3,853,274         3,153,941         1,960,727
                                        ------------  ------------      ------------      ------------      ------------
         Total operating expenses         3,627,017     4,667,423        13,821,403        14,570,859        10,755,297
                                        ------------  ------------      ------------      ------------      ------------

Operating loss                           (2,271,968)   (3,812,015)       (9,253,054)      (10,543,678)       (7,461,836)

Other (expense) income:
     Interest expense                       (13,502)       (7,882)          (65,372)          (13,130)         (518,965)
     Interest income                          2,100        50,166           125,030           341,469           168,176
                                        ------------  ------------      ------------      ------------      ------------
         Total other (expense) income       (11,402)       42,284            59,658           328,339          (350,789)
                                        ------------  ------------      ------------      ------------      ------------

Net loss                                 (2,283,370)   (3,769,731)       (9,193,396)      (10,215,339)       (7,812,625)

Dividend on preferred stock                    -           12,600            93,805            12,600              -
Deemed dividend on preferred stock           89,054       600,000           119,829           600,000              -
                                        ------------  ------------      ------------      ------------      ------------
Loss attributable to holders of
     common stock                       $(2,372,424)  $(4,382,331)      $(9,407,030)     $(10,827,939)      $(7,812,625)
                                        ============  ============      ============     =============      ============

Basic loss per share attributable
     to holders of common stock         $     (0.16)  $     (0.34)      $     (0.68)      $     (0.84)      $     (0.85)
                                        ============= ============      ============      ============      ============
Weighted average number of common
     shares outstanding                  14,904,801    13,052,923        13,898,450        12,868,859         9,245,305
                                        ============= ============      ============      ============      ============

     (1) The Company is revising its revenue recognition accounting from recognizing revenue upon the initial shipment of software to the distributor to recognizing revenue when the software is deployed to an end-user customer. In addition, certain costs originally classified as restructuring costs have been reclassified as sales and marketing, general and administrative and research and development expenses in the period in which the costs were incurred.

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-----------------------------------------------------------------------------------------------------------
                                      V-ONE CORPORATION BALANCE SHEET
-----------------------------------------------------------------------------------------------------------

                                                                             December 31,
                                                            -----------------------------------------------
                                                                                                 1997
                                                                   1998                    as restated (1)
                                                            --------------------         ------------------

Cash and cash equivalents                                   $           635,959          $       6,203,525
Accounts receivable                                                     513,221                    794,395
Finished goods inventory                                                385,481                    583,894
Prepaid expenses and other current assets                               276,456                    328,261
                                                            --------------------         ------------------
     Total current assets                                             1,811,117                  7,910,075

Property and equipment, net                                             874,553                  1,001,581
Licensing fee, net                                                      255,378                    538,434
Other assets                                                            981,144                    863,186
                                                            --------------------         ------------------
     Total assets                                           $         3,922,192          $      10,313,276
                                                            ====================         ==================


Accounts payable and accrued expenses                       $         2,124,156          $       1,151,589
Deferred revenue                                                        888,295                    812,647
Notes payable - current                                                   5,259                     16,667
Capital lease obligations                                                70,775                     17,126
                                                            --------------------         ------------------
     Total current liabilities                                        3,088,485                  1,998,029

Notes payable - noncurrent                                                  -                        5,555
Deferred rent                                                               -                       36,879
Capital lease obligations - noncurrent                                  197,982                    295,306
                                                            --------------------         ------------------
     Total liabilities                                                3,286,467                  2,335,769
                                                            --------------------         ------------------

Commitments and contingencies

Mandatorily redeemable preferred stock                                     -                     3,766,297
                                                            --------------------         ------------------

Common stock                                                             16,478                     13,070
Additional paid-in capital                                           30,361,685                 24,649,538
Notes receivable from sales of common stock                             (50,021)                  (166,011)
Accumulated deficit                                                 (29,692,417)               (20,285,387)
                                                            --------------------         ------------------
     Total shareholders' equity                                         635,725                  4,211,210
                                                            --------------------         ------------------
     Total liabilities and shareholders' equity             $         3,922,192          $      10,313,276
                                                            ====================         ==================



     (1) The Company is revising its revenue recognition accounting from recognizing revenue upon the initial shipment of software to the distributor to recognizing revenue when the software is deployed to an end-user customer.